Exhibit 99.1

BENEFIT MARKETING SOLUTIONS, L.L.C.

Index to Consolidated Financial Statements

and Supplemental Information

Years Ended September 30, 2006 and 2005

Report of Independent Accountants

To the Members

Benefit Marketing Solutions, L.L.C.

We have audited the accompanying consolidated balance sheets of Benefit Marketing Solutions, L.L.C. as of September 30, 2006 and 2005, and the related consolidated statements of operations and members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Benefit Marketing Solutions, L.L.C. as of September 30, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with standards generally accepted in the United States of America.

/s/ Miller Ray Houser & Stewart LLP

November 22, 2006

BENEFIT MARKETING SOLUTIONS, L.L.C.

Consolidated Balance Sheets

September 30, 2006 and 2005

	2006	2005
Assets
Current assets:
Cash and cash equivalents	$1,940,178	$1,106,418
Accounts receivable	1,563,451	1,481,524

Total current assets	3,503,629	2,587,942

Notes receivable – related parties	293,445	292,095
Property and equipment, net	100,509	80,890
Goodwill	455,000	—
Intangibles, net	8,151	910
Other assets	1,200	—

Total assets	$4,361,934	$2,961,837

Liabilities and Members’ Equity

Current liabilities:
Accounts payable	$1,882,923	$1,665,893
Accrued expenses	87,742	31,367
Claims liability	90,399	85,398
Line-of-credit	150,000	150,000

Total current liabilities	2,211,064	1,932,658

Members’ equity	2,150,870	1,029,179

Total liabilities and members’ equity	$4,361,934	$2,961,837

See report of independent accountants and accompanying notes to consolidated financial statements.

BENEFIT MARKETING SOLUTIONS, L.L.C.

Consolidated Statements of Operations and Members’ Equity

For the Years Ended September 30, 2006 and 2005

	2006	2005
Revenues	$14,157,108	$11,947,970

Cost of sales	10,047,869	8,564,395

Gross profit	4,109,239	3,383,575
Operating expenses	1,924,388	1,429,032

Operating income	2,184,851	1,954,543

Other income (expense):
Interest income	80,091	30,672
Interest expense	(13,091)	(12,883)

Total other income, net	67,000	17,789

Net income	2,251,851	1,972,332

Members’ equity (deficit), beginning of year	1,029,179	(15,515)
Contributions	—	5,000
Distributions	(1,130,160)	(932,638)

Members’ equity, end of year	$2,150,870	$1,029,179

See report of independent accountants and accompanying notes to consolidated financial statements.

BENEFIT MARKETING SOLUTIONS, L.L.C.

Consolidated Statements of Cash Flows

For the Years Ended September 30, 2006 and 2005

	2006	2005
Cash flows from operating activities:
Net income	$2,251,851	$1,972,332
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	40,908	31,324
Changes in operating assets and liabilities:
Accounts receivable	(81,927)	(660,447)
Deposits	—	86,498
Prepaid and other assets	(1,144)	(910)
Due from related parties	(1,350)	(4,062)
Accounts payable	217,030	634,833
Accrued expenses	61,376	26,368

Net cash provided by operating activities	2,486,744	2,085,936

Cash flows from investing activities:
Purchases of property and equipment	(47,824)	(36,032)
Purchase of business	(475,000)	—

Net cash used by investing activities	(522,824)	(36,032)

Cash flows from financing activities:
Capital contributions	—	5,000
Capital distributions	(1,130,160)	(932,638)
Principal payments on long-term debt	—	(100,336)
Proceeds from line-of-credit	—	520

Net cash used by financing activities	(1,130,160)	(1,027,454)

Net increase in cash and cash equivalents	833,760	1,022,450

Cash and cash equivalents, beginning of period	1,106,418	83,968

Cash and cash equivalents, end of period	$1,940,178	$1,106,418

See report of independent accountants and accompanying notes to consolidated financial statements

BENEFIT MARKETING SOLUTIONS, L.L.C.

Notes to Consolidated Financial Statements

September 30, 2006 and 2005

(1)	Summary of Significant Accounting Policies

Nature of Business

Benefit Marketing Solutions, L.L.C. (the “Company”) was formed in February 2002 and is a national membership program benefits organization that designs, markets, and distributes membership programs for rental-purchase companies, financial organizations, employer groups, retailers and association-based organizations. These membership programs are sold as part of a point-of-sale transaction or through direct marketing efforts. BMS is the largest club provider in the rent-to-own (RTO) market space. The company markets through more than 3,500 retail store locations in the U.S. and Puerto Rico.

Basis of Presentation

In December 2003, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”), which establishes accounting guidance for consolidation of variable interest entities (“VIE”) that function to support the activities of the primary beneficiary. The primary beneficiary of a VIE is the entity that absorbs a majority of the VIE’s expected losses, receives a majority of the VIE’s expected residual returns, or both, as a result of ownership, controlling interest, contractual relationship or other business relationship with a VIE.

The consolidated financial statements include the accounts of the Company and BMS Insurance Agency, L.L.C. (the “Agency”). It has been determined that the Agency qualifies for consolidation as a VIE of the Company under the provisions of FIN 46. The Agency was formed to comply with the State of Oklahoma regulations for insurance agencies. There were no intercompany accounts and transactions that required elimination in consolidation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported revenues and expenses during the period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company has a number of financial instruments, consisting of cash and various receivables and payables. None of the financial instruments are held for trading purposes. The Company estimates that the fair value of these instruments at September 30, 2006 does not materially differ from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet.

Cash and Cash Equivalents

For the purposes of the balance sheets and statements of cash flows, the Company considers investments purchased with maturities of three months or less at the time of purchase to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

The Company considers trade accounts receivable to be fully collectible; accordingly, management does not believe an allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. There was no bad debt expense for the years ended September 30, 2006 and 2005.

BENEFIT MARKETING SOLUTIONS, L.L.C.

Notes to Consolidated Financial Statements, Continued

(1)	Summary of Significant Accounting Policies, continued

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation, which is computed using the straight-line method over the estimated useful life of each asset. Major additions and enhancements are charged to the property accounts while replacements, maintenance and repairs which do not improve or extend the life of the respective assets are expensed as incurred. When property is retired or otherwise disposed, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss, if any, is recognized.

Goodwill and Intangible Assets

The Company accounts for acquisitions of businesses in accordance with SFAS No. 141, “Business Combinations” (“SFAS 141”). Goodwill in such acquisitions represents the excess of the cost of a business acquired over the net of the amounts assigned to assets acquired, including identifiable intangible assets and liabilities assumed. SFAS 141 specifies criteria to be used in determining whether intangible assets acquired in a business combination must be recognized and reported separately from goodwill. Amounts assigned to goodwill and other identifiable intangible assets are based on independent appraisals or internal estimates.

The Company accounts for recorded goodwill and other intangible assets in accordance with SFAS No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). In accordance with SFAS 142, the Company does not amortize goodwill. Management evaluates goodwill for impairment for each reporting period. If considered impaired goodwill will be written down to fair value and a corresponding impairment loss recognized.

Income Taxes

The Company, with the consent of its members, has elected under the Internal Revenue Code to be an L.L.C. In lieu of corporation income taxes, the members of an L.L.C. are taxed on their proportionate share of the Company’s taxable income. Accordingly, no provision or liability for federal income taxes will be included in the financial statements.

Revenue Recognition

Members subscribe for renewable one-year memberships in the Company’s programs. Though subscriptions are for a one year period, membership fees are paid to the Company on a monthly basis. Accordingly, the Company recognizes the revenue on a monthly basis.

BENEFIT MARKETING SOLUTIONS, L.L.C.

Notes to Consolidated Financial Statements, Continued

(2)	Supplemental Cash Flows Information

Cash payments for interest at September 30 were as follows:

	2006	2005
Interest	$13,091	$12,833

(3)	Acquisition

In December 2005, the Company acquired substantially all of the net assets of Foresight, Inc. (“Foresight”). The purchase price consisted of a cash payment of $475,000. The acquisition of Foresight expands the Company’s membership programs.

The allocation of the purchase price for this acquisition, as of the date of acquisition, is as follows:

Goodwill	$455,000
Non-competition agreement	10,000
Software	10,000

$475,000

The software and the non-competition agreement are being amortized over 3 years. Amortization expense of the non-competition agreement was $2,703 for 2006. Under FASB 142 the Company is required to test goodwill for impairment on an annual basis. The Company’s anniversary date for goodwill assessment is December 2006. The accompanying financial statements include the operations of Foresight for the period from December 1, 2005 through September 30, 2006.

(4)	Property and Equipment

Property and equipment at September 30, 2006 and 2005 are summarized as follows:

	2006	2005
Furniture, fixtures & equipment	$99,097	$55,353
Website & video training	32,955	32,955
Software	62,076	50,496
Leasehold improvements	2,500	—

Less accumulated depreciation and amortization	(96,119)	(57,914)

	$100,509	$80,890

Depreciation expense amounted to $38,205 and $31,324 for the years ended September 30, 2006 and 2005, respectively.

BENEFIT MARKETING SOLUTIONS, L.L.C.

Notes to Consolidated Financial Statements, Continued

(5)	Related Party Transactions

The Company has notes receivable due from related parties. The notes are unsecured and have an interest rate of 5%. Interest income related to the notes was $14,427 and $14,143 during the years ended September 30, 2006 and 2005, respectively.

(6)	Line of Credit

	2006	2005
Line of credit with Republic Bank & Trust for $150,000, secured by the personal guarantee of Mr. Brett Wimberley with interest of prime plus 1%, which was 9.25% and 7.75% at September 30, 2006 and 2005, respectively, matures December 19, 2006.	$150,000	$150,000

(7)	Operating Leases

The Company rents office space from a related party under a noncancelable operating lease. Rent expense for the years ended September 30, 2006 and 2005 was $62,898 and $44,700, respectively.

The following is a schedule of future minimum payments due in connection to this lease:

Year Ending September 30,	Total Payments

2007	$79,200
2008	52,800

Total	$132,000

(8)	Claims Liability

The Company has an obligation for claims incurred but not reported (“IBNR”) as of September 30, 2006 and 2005. The liability is estimated using current claims payment information. As of September 30, 2006 and 2005, the Company had IBNR of $90,399 and $85,398, respectively. It is the Company’s policy to reserve the necessary funds in order to pay claim obligations as they become due in the future.

BENEFIT MARKETING SOLUTIONS, L.L.C.

Notes to Consolidated Financial Statements, Continued

(9)	Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash on deposit with banks, accounts receivable, revenue, and accounts payable.

The Company uses financial institutions in which it maintains cash balances, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and management believes it is not exposed to any significant credit risk on cash. The Company’s uninsured cash balance totaled $2,056,982 and $1,273,886 at September 30, 2006 and 2005, respectively.

Approximately 81% and 90% of total accounts receivable were due from two customers as of September 30, 2006 and 2005, respectively. Approximately 69% and 80% of total revenues were generated from the same two customers for the years ending September 30, 2006 and 2005, respectively.

Approximately 84% and 79% of the total accounts payable relate to three parties for the years ended September 30, 2006 and 2005, respectively.

SUPPLEMENTAL INFORMATION

Report of Independent Accountants

on Supplemental Information

To the Members

Benefit Marketing Solutions, L.L.C.

Our report on our audit of the basic consolidated financial statements of Benefit Marketing Solutions, L.L.C. for 2006 appears on page 2. That audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information in Schedules 2 through 5 is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. Such information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

/s/ Miller Ray Houser & Stewart LLP

November 22, 2006

BENEFIT MARKETING SOLUTIONS, L.L.C.

Consolidating Balance Sheet

September 30, 2006

	Benefit Marketing Solutions, L.L.C.	BMS Insurance Agency, L.L.C.	Eliminations	Consolidated
Assets
Current assets:
Cash and cash equivalents	$1,653,736	$286,442	$—	$1,940,178
Accounts receivable	1,373,453	189,998	—	1,563,451

Total current assets	3,027,189	476,440	—	3,503,629

Note receivable- related parties	293,445	—	—	293,445

Furniture, fixtures and equipment, net	100,509	—	—	100,509

Goodwill	455,000	—	—	455,000

Intangibles, net	7,297	854	—	8,151

Other assets	1,200	—	—	1,200

Total assets	$3,884,640	$477,294	$—	$4,361,934

Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$1,490,747	$392,176	$—	$1,882,923
Accrued expenses	87,742	—	—	87,742
Claims liability	90,399	—	—	90,399
Line-of-credit	150,000	—	—	150,000

Total current liabilities	1,818,888	392,176	—	2,211,064

Members’ equity	2,065,752	85,118	—	2,150,870

Total liabilities and members’ equity	$3,884,640	$477,294	$—	$4,361,934

See report of independent accountants on supplemental information.

BENEFIT MARKETING SOLUTIONS, L.L.C.

Consolidating Balance Sheet

September 30, 2005

	Benefit Marketing Solutions, L.L.C.	BMS Insurance Agency, L.L.C.	Eliminations	Consolidated
Assets
Current assets:
Cash and cash equivalents	$563,386	$543,032	$—	$1,106,418
Accounts receivable	1,027,112	454,412	—	1,481,524

Total current assets	1,590,498	997,444	—	2,587,942

Note receivable- related parties	292,095	—		292,095

Furniture, fixtures and equipment, net	80,890	—	—	80,890

Intangibles, net	—	910	—	910

Total assets	$1,963,483	$998,354	$—	$2,961,837

Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$1,520,839	$145,054	$—	$1,665,893
Accrued expenses	31,367	—	—	31,367
Claims liability	85,398	—	—	85,398
Line-of-credit	150,000	—	—	150,000

Total current liabilities	1,787,604	145,054	—	1,932,658

Members’ equity	175,879	853,300	—	1,029,179

Total liabilities and members’ equity	$1,963,483	$998,354	$—	$2,961,837

See report of independent accountants on supplemental information.

BENEFIT MARKETING SOLUTIONS, L.L.C.

Consolidating Statement of Operations and Members’ Equity

For the Year Ended September 30, 2006

	Benefit Marketing Solutions, L.L.C.	BMS Insurance Agency, L.L.C.	Eliminations	Consolidated
Revenues	$12,591,905	$1,565,203	$—	$14,157,108

Cost of sales	8,113,609	1,934,260	—	10,047,869

Gross profit	4,478,296	(369,057)	—	4,109,239

Operating expenses	1,924,166	222	—	1,924,388

Operating income	2,554,130	(369,279)	—	2,184,851
Other income (expense):
Interest income	55,814	24,277	—	80,091
Interest expense	(13,091)	—	—	(13,091)

				—
Total other income, net	42,723	24,277	—	67,000

Net income	2,596,853	(345,002)	—	2,251,851

Members’ equity, beginning of year	175,879	853,300	—	1,029,179

Distributions	(706,980)	(423,180)	—	(1,130,160)

Members’ equity, end of year	$2,065,752	$85,118	$—	$2,150,870

See report of independent accountants on supplemental information.

BENEFIT MARKETING SOLUTIONS, L.L.C.

Consolidating Statement of Operations and Members’ Equity

For the Year Ended September 30, 2005

	Benefit Marketing Solutions, L.L.C.	BMS Insurance Agency, L.L.C.	Eliminations	Consolidated
Revenues	$10,457,007	$1,490,963	$—	$11,947,970

Cost of sales	8,419,341	145,054	—	8,564,395

Gross profit	2,037,666	1,345,909	—	3,383,575

Operating expenses	1,428,894	138	—	1,429,032

Operating income	608,772	1,345,771	—	1,954,543
Other income (expense):
Interest income	27,605	3,067	—	30,672
Interest expense	(12,883)	—	—	(12,883)

Total other income, net	14,722	3,067	—	17,789

Net income	623,494	1,348,838	—	1,972,332

Members’ deficit, beginning of year	(15,515)	—	—	(15,515)
Contributions	—	5,000	—	5,000

Distributions	(432,100)	(500,538)	—	(932,638)

Members’ equity, end of year	$175,879	$853,300	$—	$1,029,179

See report of independent accountants on supplemental information.

S-5